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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Reunion Industries, Inc.'s previously filed Registration Statements on Form S-3 (No. 33-77566) and Form S-8 (No. 33-77232).



                                                ARTHUR ANDERSEN LLP


Houston, Texas
March 28, 1997